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                                                                      Exhibit 24
                               HARRIS CORPORATION


         THE UNDERSIGNED, an officer or director of Harris Corporation, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement, including pre-effective and post-effective amendments thereto, on Form S-3 or other appropriate form for the purpose of registering a public offering of up to $500,000,000 aggregate offering price of securities having maturities of more than nine months from the date of issue, does hereby constitute and appoint B.
R. Roub, R. W. Fay, D. S. Wasserman, R. L. Ballantyne and S. T. Mikuen, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him or her and in his or her name the Registration Statement and any and all amendments and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done and effect such registrations as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them and any such substitute.

         EXECUTED at Melbourne, Florida, this 23rd day of October, 1998.

/s/ P. W. Farmer
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P. W. Farmer

/s/ Robert Cizik
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Robert Cizik

/s/ Lester E. Coleman
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Lester E. Coleman

/s/ Alfred C. DeCrane, Jr.
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Alfred C. DeCrane, Jr.

/s/ Ralph D. DeNunzio
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Ralph D. DeNunzio

/s/ Joseph L. Dionne
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Joseph L. Dionne

/s/ John T. Hartley
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John T. Hartley

/s/ Karen Katen
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Karen Katen

/s/ Alexander B. Trowbridge
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Alexander B. Trowbridge